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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 2, 2004


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                          1-14380               73-1173881
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)

         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 2, 2004, CITGO Petroleum Corporation issued a News Release announcing 2004 third quarter and nine months results. A copy of the News Release is included as Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

        99.1    CITGO Petroleum Corporation News Release dated November 2, 2004



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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CITGO PETROLEUM CORPORATION


Date:  November 2, 2004                           /s/ Larry Krieg
                                               ---------------------------------
                                                      Larry Krieg
                                                 Vice President Finance


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                                 EXHIBIT INDEX

      EXHIBIT
       NUMBER   DESCRIPTION
       99.1     CITGO Petroleum Corporation News Release dated November 2, 2004